                                                                 Exhibit
                                                                 10(iii)


                               AMENDMENT NO. 1 TO
                            364-DAY CREDIT AGREEMENT
                            ------------------------

         THIS AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT (this "Amendment") dated as of October 21, 1997, by and among HARRIS CORPORATION, a Delaware corporation (the "Borrower"), each of the banks and other lending institutions listed on the signature pages hereof (the "Lenders"), THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), SUNTRUST BANK, ATLANTA, as documentation agent for the Lenders (in such capacity, the "Documentation Agent") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Managing Agent for the Lenders (in such capacity, a "Managing Agent" and collectively with the Administrative Agent and Documentation Agent, the "Managing Agents");

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Borrower, the Lenders, the Managing Agents, the Syndication Agent and the Co-Agents are parties to a certain 364-Day Credit Agreement dated as of November 6, 1996 (the "Credit Agreement"; defined terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement);

         WHEREAS, Borrower has requested, and the Lenders have agreed, that the Credit Agreement be amended to (i) extend the term thereof for 364 days, (ii) restate the amount of the commitments of the Lenders and (iii) make certain modifications to the covenants and events of default set forth therein and the related definitions, all as more specifically set forth below;

         WHEREAS, the parties wish to amend the Credit Agreement to reflect this agreement;

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in SECTION 2 hereof, and effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

         1. Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order, as follows:

         "Hostile Acquisition" means any acquisition which has not been approved in advance by the board of directors of the target company.

         "Non-Recourse Debt" means Debt: (i) as to which neither the Borrower nor any of its Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Debt) except to the extent of any collateral pledged therefor, (b) is directly or indirectly liable (as a guarantor or otherwise) except to the extent of any collateral pledged therefor or (c) constitutes the lender, and (ii) as to which the lender's sole remedy for a default thereunder is foreclosure upon specific assets of the Borrower or its Subsidiaries pledged as security therefor, with no liability on the part of the Borrower or any of its Subsidiaries for any deficiency thereafter.

         2. Section 1.1 of the Credit Agreement is hereby further amended by deleting the existing definitions of "Commitment" and "Maturity Date" and substituting the following in lieu thereof:

         "Commitment" means, with respect to any Lender, the amount set opposite its name on Schedule 1.1a attached hereto, or if such Lender has entered into any Assignment and Acceptance or is an Augmenting Lender, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.5(c), as such Commitment may be extended pursuant to Section 2.13, reduced pursuant to Section 2.12 or
     Section 8.5(a) or increased pursuant to Section 2.14 or Section 8.5(a).

         "Maturity Date" means the earlier of (a) October 20, 1998 or, if extended as described in Section 2.13, then the date as so extended, and
     (b) the date of termination in whole of the Commitments pursuant to Section
     2.12 or Section 6.1.

         3. Section 4.1(g) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

         "(g) The Borrower is not engaged in the business of extending credit or in the business of purchasing or carrying Margin Stock, and the borrowings hereunder will not be used for the purpose of purchasing or carrying Margin Stock in a manner which (x) would violate or result in a violation of Regulation G, T, U or X, or (y) would constitute a Hostile Acquisition involving Margin Stock."

         4. Section 5.2(b) of the Credit Agreement is hereby amended by deleting the first clause of subsection (b) thereof in its entirety and substituting the following in lieu thereof:

         "(b) LIENS. Create, assume, incur or suffer to exist, or allow any Material Subsidiary to create, assume, incur or suffer to exist, except by a Material Subsidiary in favor of the Borrower or another Material Subsidiary, any Lien on any of its property or assets or any shares of capital stock or indebtedness of any Material Subsidiary, whether now owned or hereafter acquired, or assigned, except:"

         5. Section 5.2(b) of the Credit Agreement is hereby further amended by (a) deleting the "and" in the eleventh line of subsection (xii), (b) renumbering subsection "(xiii)" as

"(xv)" and (c) adding the following subsections (xiii) and (xiv) immediately following subsection (xii):

         "(xiii) any Lien securing Debt of a Subsidiary outstanding at the time it became a Subsidiary (provided that such Lien was not created in connection with or in contemplation of the acquisition of such Subsidiary), and any other Lien created in connection with the refunding, renewal or extension of such Debt which is limited to the same property, provided that the amount of the Debt secured by such refunding, renewal or extended Lien does not exceed the amount of Debt secured by the Lien to be refunded, renewed or extended and outstanding at the time of such refunding, renewal or extension;

          (xiv) any Lien created in connection with the refunding, renewal or extension of any obligations, indebtedness or claims secured by a Lien mentioned in the foregoing clauses (iii), (iv), (v) and (xii) which is limited to the same property; provided that the aggregate amount of the Debt or claims secured by such refunding, renewal or extended Lien does not exceed the aggregate amount thereof secured by the Lien so refunded, renewed or extended and outstanding at the time of such refunding, renewal or extension; and"

         6. Section 5.2(b) of the Credit Agreement is hereby further amended by deleting the reference to "clause (xiii)" in the second line of the newly renumbered clause (xv) and replacing the same with a reference to "clause
(xv)".

         7. Section 5.2(c) of the Credit Agreement is hereby amended by deleting the reference to "Section 5.2(b)(xiii)" in the ninth and tenth lines of such Section 5.2(c) and replacing the same with a reference to "Section 5.2(b)(xv)".

         8. Section 6.1(e) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following in lieu thereof

                  "(e) The Borrower or any of its Subsidiaries shall (i) fail to make any payment on account of any Debt (excluding Debt evidenced by the Notes) or Hedging Arrangement having an outstanding principal amount (or notional amount in the case of a Hedging Arrangement) of $25,000,000 or more (or, in the case of Non-Recourse Debt, of $50,000,000 or more) of the Borrower or such Subsidiary (as the case may be), or any interest or premium thereon, when due (whether at scheduled maturity, upon required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt or Hedging Arrangement, or (ii) fail to perform or observe any term, covenant, condition on its part to be performed or observed under any agreement or instrument relating to any such Debt (but not including Hedging Arrangements) when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment and other than as a consequence of the sale, pledge or other disposition by the Borrower of Margin Stock), prior to the stated maturity thereof; or"

         9. Section 8.5(a)(iii) of the Credit Agreement is hereby amended by adding the following parenthetical immediately following the first reference to $5,000,000 in such clause (iii): "(except in the case of an assignment to an existing Lender in which event the amount of the Commitment subject to such assignment shall not be less than $2,500,000)".

         10.   The Credit Agreement is hereby further amended by the addition of
Schedule 1.1A in the form attached hereto.

         SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of October 21, 1997 (the "Effective Date") on the first day when all of the foregoing shall have occurred:

         1. This Amendment shall have been executed and delivered by Borrower and the Lenders to the Managing Agents; and

         2. The Borrower shall have delivered to the Administrative Agent evidence of its good standing in the States of Delaware and Florida.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower, without limiting the representations and warranties provided in the Credit Agreement, represents and warrants as follows:

         1. The execution, delivery and performance by Borrower of this Amendment are within Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) Borrower's charter or by-laws, (ii) applicable law or (iii) any material contractual restriction binding on or affecting the Borrower.

         2. The Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

         3. No Default or Event of Default has occurred and is continuing as of the

Effective Date.

         SECTION 4. SURVIVAL. Each of the foregoing representations and warranties shall be made at and as of the Effective Date. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time when made. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this Amendment or any investigation by the Lenders or the Managing Agents or the Co-Agents.

         SECTION 5. NO WAIVER, ETC. Borrower hereby agrees that nothing herein shall constitute a waiver by the Lenders of any Default or Event of Default, whether known or unknown, which may exist under the Credit Agreement. Borrower hereby further agrees that no action, inaction or agreement by the Lenders, including without limitation, any indulgence, waiver, consent or agreement altering the provisions of the Credit Agreement which may have occurred with respect to the non-payment of any obligation during the terms of the Credit Agreement or any portion thereof, or any other matter relating to the Credit Agreement, shall require or imply any future indulgence, waiver, or agreement by the Lenders.

         SECTION 6. RATIFICATION OF CREDIT AGREEMENT. Except as expressly amended herein, all terms, covenants and conditions of the Credit Agreement and the Notes shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement as amended herein. All references to the Credit Agreement (whether as "this Agreement" or otherwise) shall after the Effective Date be deemed to refer to the Credit Agreement as amended hereby.

         SECTION 7. BINDING NATURE. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors, successors-in-title, and assigns.

         SECTION 8. COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder. In addition, Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Managing Agents, the Co-Agents and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         SECTION 9. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 10. ENTIRE UNDERSTANDING. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

         SECTION 11. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

                       [Signatures Set Forth on Next Page]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment through their authorized officers as of the date first above written.


                                    BORROWER:

                                    HARRIS CORPORATION

                                    By:      /s/ D. S. Wasserman
                                       --------------------------------------
                                       David S. Wasserman
                                       Vice President-Treasurer

                                    MANAGING AGENTS:

                                    THE CHASE MANHATTAN BANK,

                                    By:      /s/ John J. Huber
                                       --------------------------------------
                                       Name:  John J. Huber III
                                       Title: Managing Director

                                    SUNTRUST BANK, ATLANTA,
                                    AS DOCUMENTATION AGENT AND MANAGING AGENT

                                    By:      /s/ Thomas R. Banks
                                       --------------------------------------
                                       Name:  Thomas R. Banks
                                       Title: Assistant Vice President

                                    By:      /s/ R. B. KING
                                       --------------------------------------
                                       Name:  Raymond B. King
                                       Title: Vice President

                                    BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION, AS

                                    By:      /s/ Laurens F. Schaad, Jr.
                                       --------------------------------------
                                       Name:  Laurens F. Schaad, Jr.
                                       Title: Vice President



                        [SIGNATURE PAGE TO AMENDMENT NO. 1
                          TO 364-DAY CREDIT AGREEMENT]

                                    LENDERS:

                                    BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION

                                    By:      /s/ Laurens F. Schaad, Jr.
                                       --------------------------------------
                                         Name:  Laurens F. Schaad, Jr.
                                         Title: Vice President

                                    THE CHASE MANHATTAN BANK

                                    By:      /s/ John J. Huber III
                                       --------------------------------------
                                         Name:  John J. Huber III
                                         Title: Managing Director

                                    SUNTRUST BANK, ATLANTA

                                    By:      /s/ Thomas R. Banks
                                       --------------------------------------
                                         Name:  Thomas R. Banks
                                         Title: Assistant Vice President

                                    ABN AMRO BANK N.V., ATLANTA AGENCY

                                    By:      /s/ Patrick A. Thom
                                       --------------------------------------
                                         Name:  Patrick A. Thom
                                         Title: Vice President

                                    By:      /s/ Linda K. Davis
                                       --------------------------------------
                                         Name:  Linda K. Davis
                                         Title: Vice President

                                    WACHOVIA BANK, NATIONAL
                                         ASSOCIATION

                                    By:      /s/ Tammy F. Hughes
                                       --------------------------------------
                                         Name:  Tammy F. Hughes
                                         Title: Vice President



                        [SIGNATURE PAGE TO AMENDMENT NO. 1
                          TO 364-DAY CREDIT AGREEMENT]

                                    MELLON BANK, N.A.

                                    By:      /s/ Charles H. Staub
                                       --------------------------------------
                                         Name:  Charles H. Staub
                                         Title: First Vice President

                                    NATIONAL CITY BANK

                                    By:      /s/ Frank F. Pagura, Jr.
                                       --------------------------------------
                                         Name:  Frank F. Pagura, Jr.
                                         Title: Vice President

                                    ROYAL BANK OF CANADA

                                    By:      /s/ Thomas M. Byrne
                                       --------------------------------------
                                         Name:  Thomas M. Byrne
                                         Title: Senior Manager

                                    AUSTRALIA AND NEW ZEALAND
                                         BANKING GROUP LIMITED

                                    By:      /s/ K. Loughlin
                                       --------------------------------------
                                         Name:  K. Loughlin
                                         Title: Vice President

                                    BANCA COMMERCIALE ITALIANA -
                                         NEW YORK BRANCH

                                    By:      /s/ Charles Dougherty
                                       --------------------------------------
                                         Name:  C. Dougherty
                                         Title: Vice President

                                    By:  /s/ T. Gallonetto
                                       --------------------------------------
                                         Name:  T. Gallonetto
                                         Title: Assistant Vice President



                        [SIGNATURE PAGE TO AMENDMENT NO. 1
                          TO 364-DAY CREDIT AGREEMENT]

                                    BANCA NAZIONALE DEL LAVORO
                                         S.P.A., NEW YORK BRANCH

                                    By:      /s/ Giuliano Violetta
                                       --------------------------------------
                                         Name:  Giuliano Violetta
                                         Title: First Vice President

                                    By:      /s/ Miguel J. Medida
                                       --------------------------------------
                                         Name:  Miguel J. Medida
                                         Title: Vice President

                                    BANK OF MONTREAL

                                    By:      /s/ R. J. McClorey
                                       --------------------------------------
                                         Name:  R. J. McClorey
                                         Title: Director

                                    BANK OF TOKYO-MITSUBISHI TRUST
                                         COMPANY

                                    By:      /s/ G. Stewart
                                       --------------------------------------
                                         Name:  G. Stewart
                                         Title: Sr. VP & Manager

                                    BANQUE NATIONALE DE PARIS,
                                         HOUSTON AGENCY

                                    By:      /s/ John L. Stacy
                                       --------------------------------------
                                         Name:  John L. Stacy
                                         Title: Vice President

                                    CITIBANK, N.A.

                                    By:      /s/ David L. Harris
                                       --------------------------------------
                                         Name:  David L. Harris
                                         Title: Vice President


                        [SIGNATURE PAGE TO AMENDMENT NO. 1
                          TO 364-DAY CREDIT AGREEMENT]

                                    COMMERZBANK AKTIENGESELLSCHAFT,
                                         ATLANTA AGENCY

                                    By:      /s/ Eric R. Kagerer
                                       --------------------------------------
                                         Name:  Eric R. Kagerer
                                         Title: Vice President

                                    By:      /s/ Mark Wortmann
                                       --------------------------------------
                                         Name:   Mark Wortmann
                                         Title:  Assistant Vice President

                                    CORESTATES BANK, N.A.

                                    By:      /s/ Karen R. Leaf
                                       --------------------------------------
                                         Name:  Karen R. Leaf
                                         Title: Vice President

                                    THE DAI-ICHI KANGYO BANK, LIMITED,
                                         ATLANTA AGENCY

                                    By:      /s/ Tatsuji Noguchi
                                       --------------------------------------
                                         Name:  Tatsuji Noguchi
                                         Title: Joint General Manager

                                    FIRST UNION NATIONAL BANK

                                    By:      /s/ Charlie S. Beverly, Jr.
                                       --------------------------------------
                                         Name:  Charlie S. Beverly, Jr.
                                         Title: Senior Vice President

                                    FLEET NATIONAL BANK

                                    By:      /s/ Frank Benesh
                                       --------------------------------------
                                         Name:  Frank Benesh
                                         Title: Vice President


                        [SIGNATURE PAGE TO AMENDMENT NO. 1
                          TO 364-DAY CREDIT AGREEMENT]

                                    THE FUJI BANK LIMITED,
                                         NEW YORK BRANCH

                                    By:      /s/ Toshiaki Yakura
                                       --------------------------------------
                                         Name:  Toshiaki Yakura
                                         Title: Senior Vice President

                                    GULF INTERNATIONAL BANK B.S.C.

                                    By:      /s/ Thomas E. Fitzherbert
                                       --------------------------------------
                                         Name:  Thomas E. Fitzherbert
                                         Title: Vice President

                                    By:      /s/ Abdel-Fattah Tahoun
                                       --------------------------------------
                                         Name:  Abdel-Fattah Tahoun
                                         Title: Senior Vice President

                                    MARINE MIDLAND BANK

                                    By:      /s/ William M. Holland
                                       --------------------------------------
                                         Name:  William M. Holland
                                         Title: Vice President

                                    THE SAKURA BANK, LIMITED,
                                         ATLANTA AGENCY

                                    By:      /s/ Hiroyasu Imanishi
                                       --------------------------------------
                                         Name:  Hiroyasu Imanishi
                                         Title: VP & Senior Manager

                                    ISTITUTO BANCARIO SAN PAOLO DI
                                         TORINO SPA

                                    By:      /s/ Robert Wurster
                                       --------------------------------------
                                         Name:  Robert Wurster
                                         Title: Vice President

                                    By:      /s/ Glen Binder
                                       --------------------------------------
                                         Name:  Glen Binder
                                         Title: Vice President


                        [SIGNATURE PAGE TO AMENDMENT NO. 1
                          TO 364-DAY CREDIT AGREEMENT]

                                    THE SANWA BANK, LIMITED,
                                         ATLANTA AGENCY

                                    By:      /s/ P. J. Pawlak
                                       --------------------------------------
                                         Name:  P. J. Pawlak
                                         Title: VP & Senior Manager

                                    THE SUMITOMO BANK, LIMITED

                                    By:      /s/ Masayuki Fukushima
                                       --------------------------------------
                                         Name:  Masayuki Fukushima
                                         Title: Joint General Manager

                                    THE TOKAI BANK LIMITED,
                                         NEW YORK BRANCH

                                    By:      /s/ Kaoru Oda
                                       --------------------------------------
                                         Name:  Kaoru Oda
                                         Title: Assistant General Manager

                                    THE YASUDA TRUST & BANKING CO.,
                                         LTD., NEW YORK BRANCH

                                    By:      /s/ Rohn Laudenschlager
                                       --------------------------------------
                                         Name:  Rohn Laudenschlager
                                         Title: Senior Vice President






                        [SIGNATURE PAGE TO AMENDMENT NO. 1
                          TO 364-DAY CREDIT AGREEMENT]

                                  SCHEDULE 1.1A
                                  -------------

         Lender                                               Commitment
         ------                                               ----------

Bank of America National Trust
and Savings Association                                       $19,850,000.00

The Chase Manhattan Bank                                      $19,850,000.00

SunTrust Bank, Atlanta                                        $19,850,000.00

ABN Amro Bank N.V., Atlanta Agency                            $19,850,000.00

Wachovia Bank, National Association                           $19,850,000.00

Mellon Bank, N.A.                                             $12,000,000.00

Royal Bank of Canada                                          $12,000,000.00

National City Bank                                            $11,250,000.00

Australia and New Zealand Banking
Group Limited                                                 $8,000,000.00

Banca Commerciale Italiana -
New York Branch                                               $8,000,000.00

Banca Nazionale Del Lavoro
S.P.A., New York Branch                                       $8,000,000.00

Bank of Montreal                                              $8,000,000.00

Bank of Tokyo-Mitsubishi Trust Company                        $8,000,000.00

Banque Nationale De Paris,
Houston Agency                                                $8,000,000.00

Citibank, N.A.                                                $8,000,000.00

Commerzbank Aktiengesellschaft,
Atlanta Agency                                                $8,000,000.00

         Lender                                               Commitment
         ------                                               ----------

The Dai-Ichi Kangyo Bank, Limited,
Atlanta Agency                                                $8,000,000.00

First Union National Bank                                     $8,000,000.00

Fleet National Bank                                           $8,000,000.00

The Fuji Bank Limited, New York Branch                        $8,000,000.00

Gulf International Bank B.S.C.                                $8,000,000.00

The Sanwa Bank, Limited, Atlanta Agency                       $8,000,000.00

The Sumitomo Bank, Limited                                    $8,000,000.00

Marine Midland Bank                                           $8,000,000.00

Corestates Bank, N.A.                                         $7,500,000.00

The Sakura Bank, Limited, Atlanta Agency                      $7,500,000.00

Istituto Bancario San Paolo Di Torino SPA                     $7,500,000.00

The Tokai Bank Limited, New York Branch                       $7,500,000.00

The Yasuda Trust & Banking Co.,
Ltd., New York Branch                                         $7,500,000.00
                                                              -------------

TOTAL:                                                        $300,000,000.00
